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                                                                   EXHIBIT 10.26

                                 FIRST AMENDMENT
                                       TO
                                 THE TALON INC.
                              401(k) PLAN AND TRUST
      (FORMERLY KNOWN AS THE G & L INDUSTRIES, INC. 401(k) PLAN AND TRUST)

         This First Amendment is made as of the 1st day of October, 1992, by G & L Industries, Inc. Allen-Stevens Corp., Hawthorne Metal Products Company, Talon Inc., Talon Development Group, Inc. and Pres-Tock, Inc., all Michigan corporations (the "Employers").

                                   WITNESSETH:

         WHEREAS, effective August 1, 1985, G & L Industries, Inc. adopted the G & L Industries, Inc. 401(k) Plan and Trust (the "Plan"); and

         WHEREAS, Allen-Stevens Corp., Hawthorne Metal Products Company and Pres-Tock, Inc., subsequently adopted the Plan as participating employers; and

         WHEREAS, Talon Inc. and Talon Development Group, Inc. hereby acknowledge their adoption of the Plan as participating employers, effective as of October 1, 1992, by their signature to this Amendment; and

         WHEREAS, under the provisions of the Plan, the Employers reserved for themselves the right to amend the Plan; and

         WHEREAS, it is the Employers' desire to make several amendments to the Plan, including, but not limited to, changing the name of the Plan to the Talon Inc. 401(k) Plan and Trust.

         NOW, THEREFORE, the Plan is hereby amended effective October 1, 1992 as follows:

         1. ARTICLE I, "DEFINITIONS," SECTION 1.15 SHALL BE DELETED IN ITS ENTIRETY AND THE FOLLOWING SECTION 1.15 SHALL BE SUBSTITUTED IN ITS PLACE:

         1.15 "Employer" means G & L Industries, Inc. and any Participating Employer (as defined in Section 10.1) which shall adopt this Plan, Allen-Stevens Corp. (effective November 1, 1989), Hawthorne Metal Products Company (effective January 1, 1990), Pres-Tock, Inc. (Effective January 1, 1991), Talon Inc. (effective October 1, 1992) and Talon Development Group, Inc. (effective October 1, 1992).

         2. ARTICLE I, "DEFINITIONS," SECTION 1.38 SHALL BE DELETED IN ITS ENTIRETY AND THE FOLLOWING SECTION 1.38 SHALL BE SUBSTITUTED IN ITS PLACE:

         1.38 "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's Normal Retirement Age (55th birthday). A Participant shall become fully Vested in his Account upon attaining his Normal Retirement Age.


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         3. ARTICLE I, "DEFINITIONS," SECTION 1.44 SHALL BE DELETED IN ITS
ENTIRETY AND THE FOLLOWING SECTION 1.44 SHALL BE SUBSTITUTED IN ITS PLACE:

         1.44 "Plan" means this instrument; the name of the Plan shall be the Talon Inc. 401(k) Plan and Trust.

         4. ARTICLE I, "DEFINITIONS," SHALL BE AMENDED BY THE ADDITION OF A NEW
SECTION 1.62, TO READ AS FOLLOWS:

         1.62 "Pre-Retirement Survivor Annuity" is an immediate annuity for the life of the Participant's spouse, the payments under which must be equal to the amount of benefit which can be purchased with the accounts of a Participant used to provide the death benefit under the Plan.

         5. ARTICLE II, "TOP HEAVY AND ADMINISTRATION," SECTION 2.6 SHALL BE DELETED IN ITS ENTIRETY AND THE FOLLOWING SECTION 2.6 SHALL BE SUBSTITUTED IN ITS PLACE:

         2.6 POWERS AND DUTIES OF THE ADMINISTRATOR

         The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

         The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

                  (a) the discretion to determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder and to receive benefits under the Plan;

                  (b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

                  (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust;



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                  (d) to maintain all necessary records for the
administration of the Plan;

                  (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

                  (f) to determine the size and type of Contract to be purchased from any insurer, and to designate the insurer from which such Contract shall be purchased;

                  (g) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan;

                  (h) to consult with the Employer and the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

                  (i) to prepare and distribute to Employees a procedure for notifying Participants and Beneficiaries of their rights to elect joint and survivor annuities and Pre-Retirement Survivor Annuities as required by the Act and Regulations thereunder.

                  (j) to prepare and implement a procedure to notify Eligible Employees that they may elect to have a portion of their Compensation deferred or paid to them in cash;

                  (k) to assist any Participant regarding his rights, benefits or elections available under the Plan.

         6. ARTICLE III, "ELIGIBILITY", SECTION 3.1 IS DELETED IN ITS ENTIRETY AND THE FOLLOWING SECTION 3.1 SHALL BE SUBSTITUTED IN ITS PLACE:

         3.1      CONDITIONS OF ELIGIBILITY

                  (a) Prior to January 1, 1990, any Eligible Employee who has attained age twenty and has completed at least one (1) Hour of Service in each of six (6) calendar months for the Employer or for any member of a group defined in Internal Revenue Code Sections 414(b), (c) or (m) of which the Employer is a part, shall be eligible to participate hereunder; and

                  (b) On and after January 1, 1990, any Eligible Employee who has completed one Year of Service and has attained age twenty and one-half shall be eligible to participate hereunder as of the date he has satisfied such requirements. However, any Employee who was a Participant in the Plan prior to August 1, 1989 shall continue to participate in the Plan; and

                  (c) On or after October 1, 1992, any Eligible Employee who either, (i) makes a rollover contribution pursuant to Section 4.9 or (ii) presents to the Administrator satisfactory evidence that he or she will make a rollover contribution with funds from a distribution which will be made to the Employee in the future, before becoming a Participant pursuant to subsection (b) of this Section 3.1,


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shall become a Participant, as provided in subsection (c) of Section 3.3.

                  (d) The Employer shall give each prospective Eligible Employee written notice of his eligibility to participate in the Plan prior to the close of the Plan Year in which he first becomes an Eligible Employee.

         7. ARTICLE III, "ELIGIBILITY," SECTION 3.3 SHALL BE DELETED IN ITS ENTIRETY AND THE FOLLOWING SECTION 3.3 SHALL BE SUBSTITUTED IN ITS PLACE:

         3.3  EFFECTIVE DATE OF PARTICIPATION

                  (a) Prior to January 1, 1990, an Eligible Employee shall become a Participant effective as of the first day of the Plan Year following his or her satisfaction of the eligibility requirements of Section 3.1(a), provided he or she has not separated from service prior to that date; and

                  (b) On and after January 1, 1990, an employee who becomes an Eligible Employee pursuant to Section 3.1(b) shall become a Participant effective as of the last day of the calendar quarter coinciding with or next following the date on which such Employee met the eligibility requirements of
Section 3.1(b), provided said Employee was still employed as of such date (or if not employed on such date, as of the date of rehire if a 1-Year Break in Service has not occurred); and

                  (c) On and after October 1, 1992, an employee who becomes an Eligible Employee pursuant to Section 3.1(c) shall become a Participant on the first day of the month coinciding with or next following the date on which such Employee met the requirements of subsection (c) of Section 3.1.

                  (d) Notwithstanding the foregoing:

                           (1) a Participant in the Allen Stevens Corp. Profit Sharing Retirement Benefit Plan on October 31, 1989 shall become a Participant in this Plan effective November 1, 1989;

                           (2) An Employee of Allen-Stevens Corp. who on October 31, 1989: was not represented in collective bargaining by a union, was at least age 21, and has completed 1,000 Hours of Service during the 12-consecutive month period measured from his employment commencement date or during the Plan Year in which the first anniversary of his employment commencement date fell or any subsequent Plan Year, shall participate in the Plan effective November 1, 1989, provided he is employed by the Employer on that date;

                           (3) A Participant in the Hawthorne Metal Products Company Profit Sharing Plan on December 31, 1989 shall become a Participant in this Plan effective January 1, 1990; and

                           (4) Any employee of Talon Inc. or Talon Development Group, Inc. who was a Participant in the F & M Distributors, Inc. 401(k) Investment Savings

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                           Plan on September 30, 1992 shall become a participant
                           in this Plan as of October 1, 1992.

         8. EFFECTIVE AS OF JANUARY 1, 1993, ARTICLE IV, "CONTRIBUTION AND ALLOCATION," SECTION 4.2, "PARTICIPANT'S SALARY REDUCTION ELECTION," SUBSECTION
(a) SHALL BE AMENDED IN ITS ENTIRETY AND THE FOLLOWING SECTION 4.2(a) SHALL BE SUBSTITUTED IN ITS PLACE:

                  (a) Each Participant may, beginning January 1, 1993, elect to defer his Compensation which would have been received in the Plan Year, but for the deferral election, by up to the greater of 7.5% or $5,200. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election.

                  The amount by which Compensation is reduced shall be that Participant's Deferred Compensation and be treated as an Employer Elective Contribution and allocated to that Participant's Elective Account.

         9. ARTICLE VI, "DETERMINATION AND DISTRIBUTION OF BENEFITS," SHALL BE DELETED IN ITS ENTIRETY AND THE FOLLOWING ARTICLE VI SHALL BE SUBSTITUTED IN ITS PLACE:

                                   ARTICLE VI
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

6.1      DETERMINATION OF BENEFITS UPON RETIREMENT

         Every Participant may terminate his employment with the Employer and retire for the purposes hereof on his Normal Retirement Date. Upon such Normal Retirement Date, all amounts credited to such Participant's Combined Account shall become distributable. However, a Participant may postpone the termination of his employment with the Employer to a later date, in which event the participation of such Participant in the Plan, including the right to receive allocations pursuant to Section 4.4, shall continue until his Late Retirement Date. Upon a Participant's Retirement Date, or as soon thereafter as is practicable, the Trustee shall distribute all amounts credited to such Participant's Combined Account in accordance with Section 6.5.

6.2      DETERMINATION OF BENEFITS UPON DEATH

                  (a) Upon the death of a Participant before his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully vested. The Administrator shall direct the Trustee, in accordance with the provisions of Sections 6.6 and 6.7, to distribute the value of the deceased Participant's accounts to the Participant's Beneficiary.

                  (b) Upon the death of a Former Participant, the Administrator shall direct the Trustee, in accordance with the provisions of Sections 6.6 and 6.7, to distribute any remaining vested amounts credited to the accounts of a deceased Former Participant to such Former Participant's Beneficiary.


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                  (c) Any security interest held by the Plan by reason of an outstanding loan to the Participant or Former Participant shall be taken into account in determining the amount of the Pre- Retirement Survivor Annuity.

                  (d) The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

                  (e) Unless otherwise elected in the manner prescribed in
Section 6.6, the Beneficiary of the death benefit shall be the Participant's spouse, who shall receive such benefit in the form of a Pre-Retirement Survivor Annuity pursuant to Section 6.6. Except, however, the Participant may designate a Beneficiary other than his spouse if:

                           (1) the Participant and his spouse have validly waived the Pre-Retirement Survivor Annuity in the manner prescribed in Section 6.6, and the spouse has waived his or her right to be the Participant's Beneficiary, or

                           (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code Section 414(p) which provides otherwise), or

                           (3) the Participant has no spouse, or

                           (4) the spouse cannot be located.

                           In such event, the designation of a Beneficiary shall
be made on a form satisfactory to the Administrator. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing to any change in Beneficiary unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right. In the event no valid designation of Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to his estate.

6.3      DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

         In the event of a Participant's Total and Permanent Disability prior to his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. In the event of a Participant's Total and Permanent Disability, the Trustee, in accordance with the provisions of Sections 6.5 and 6.7, shall distribute to such Participant all amounts credited to such Participant's Combined Account as though he had retired.


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6.4      DETERMINATION OF BENEFITS UPON TERMINATION

                  (a) On or before the Anniversary Date coinciding with or subsequent to the termination of a Participant's employment for any reason other than death, Total and Permanent Disability or retirement, the Administrator may direct the Trustee to segregate the amount of the Vested portion of such Terminated Participant's Combined Account and invest the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit, common or collective trust fund of a bank or a deferred annuity. In the event the Vested portion of a Participant's Combined Account is not segregated, the amount shall remain in a separate account for the Terminated Participant and share in allocations pursuant to Section 4.4 until such time as a distribution is made to the Terminated Participant.

                  Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability or Normal Retirement). However, at the election of the Participant, the Administrator shall direct the Trustee to cause the entire Vested portion of the Terminated Participant's Combined Account to be payable to such Terminated Participant. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 417 and 411(a)(11) and the Regulations thereunder.

                  If the value of a Terminated Participant's Vested benefit derived from Employer and Employee contributions does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution, the Administrator shall direct the Trustee to cause the entire Vested benefit to be paid to such Participant in a single lump sum.

                  For purposes of this Section 6.4, if the value of a Terminated Participant's Vested benefit is zero, the Terminated Participant shall be deemed to have received a distribution of such Vested benefit.

                  (b) The Vested portion of any Participant's Account shall be a percentage of the total amount credited to his Participant's Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

                                       Vesting Schedule
                  Years of Service                          Percentage

                           3                                    20%
                           4                                    40%
                           5                                    60%
                           6                                    80%
                           7                                    100%


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                  (c) Notwithstanding the vesting provided for in
paragraph (b) above, for any Top Heavy Plan Year, the Vested portion of the Participant's Account of any Participant who has an Hour of Service after the Plan becomes top heavy shall be a percentage of the total amount credited to his Participant's Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

                                   Vesting Schedule
                  Years of Service                  Percentage

                           2                            20%
                           3                            40%
                           4                            60%
                           5                            80%
                           6                            100%


                  If in any subsequent Plan Year, the Plan ceases to be a Top Heavy Plan, the Administrator shall revert to the vesting schedule in effect before this Plan became a Top Heavy Plan. Any such reversion shall be treated as a Plan amendment pursuant to the terms of the Plan.

                  (d) Notwithstanding the vesting schedule above, the Vested percentage of a Participant's Account shall not be less than the Vested percentage attained as of the later of the effective date or adoption date of this amendment and restatement.

                  (e) Notwithstanding the vesting schedule above, upon the complete discontinuance of the Employers contributions to the Plan or upon any full or partial termination of the Plan, all amounts credited to the account of any affected Participant shall become 100% Vested and shall not thereafter be subject to Forfeiture.

                  (f) The computation of a Participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Plan. For this purpose, the Plan shall be treated as having been amended if the Plan provides for an automatic change in vesting due to a change in top heavy status. In the event that the Plan is amended to change or modify any vesting schedule, a Participant with at least three (3) Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

                           (1)      the adoption date of the amendment,

                           (2)      the effective date of the amendment, or

                           (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.


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                  (g)      (1) If any Former Participant shall be reemployed by
                           the Employer before a 1-Year Break in Service occurs, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.

                           (2) If any Former Participant shall be reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, and such Former Participant had received, or was deemed to have received, a distribution of his entire Vested interest prior to his reemployment, his forfeited account shall be reinstated only if he repays the full amount distributed to him before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive 1-Year Breaks in Service commencing after the distribution, or in the event of a deemed distribution, upon the reemployment of such Former Participant. If a distribution occurs for any reason other than a separation from service, the time for repayment may not end earlier than five (5) years after the date of distribution. In the event the Former Participant does repay the full amount distributed to him, or in the event of a deemed distribution, the undistributed portion of the Participant's Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Anniversary Date or other valuation date coinciding with or preceding his termination. The source for such reinstatement shall first be any Forfeitures occurring during the year. If such source is insufficient, then the Employer shall contribute an amount which is sufficient to restore any such forfeited Accounts provided, however, that if a discretionary contribution is made for such year pursuant to Section 4.1(c), such contribution shall first be applied to restore any such Accounts and the remainder shall be allocated in accordance with
                           Section 4.4.

                           (3) If any Former Participant is reemployed after a 1-Year Break in Service has occurred, Years of Service shall include Years of Service prior to his 1-Year Break in Service subject to the following rules:

                                    (i)   If a Former Participant has a 1-Year
                                    Break in Service, his pre-break and
                                    post-break service shall be used for
                                    computing Years of Service for eligibility and for vesting purposes only after he has been employed for one (1) Year of Service following the date of his reemployment with the Employer;

                                    (ii)  Any Former Participant who under the
                                    Plan does not have a nonforfeitable right to any interest in the Plan resulting from Employer contributions shall lose credits otherwise allowable under (i) above if his consecutive 1-Year Breaks in Service equal or exceed the greater of (A) five (5) or (B) the aggregate number of his pre- break Years of Service;


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                                    (iii) After five (5) consecutive 1-Year
                                    Breaks in Service, a Former Participant's
                                    Vested Account balance attributable to
                                    pre-break service shall not be increased as a result of post-break service;

                                    (iv)  If a Former Participant who has not
                                    had his Years of Service before a 1-Year
                                    Break in Service disregarded pursuant to
                                    (ii) above completes one (1) Year of Service for eligibility purposes following his reemployment with the Employer, he shall participate in the Plan retroactively from his date of reemployment;

                                    (v)   If a Former Participant who has not
                                    had his Years of Service before a 1-Year
                                    Break in Service disregarded pursuant to
                                    (ii) above completes a Year of Service (a
                                    1-Year Break in Service previously occurred, but employment had not terminated), he shall participate in the Plan retroactively from the first day of the Plan Year during which he completes one (1) Year of Service.

6.5      DISTRIBUTION OF BENEFITS

                  (a)      (1)      Unless otherwise elected as provided below,
                           a Participant who is married on the "annuity starting date; and who does not die before the "annuity starting date" shall receive the value of all of his benefits in the form of a joint and survivor annuity. The joint and survivor annuity is an annuity that commences immediately and shall be equal in value to a single life annuity. Such joint and survivor benefits following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to 50% of the rate at which such benefits were payable to the Participant. This joint and 50% survivor annuity shall be considered the designated qualified joint and survivor annuity and automatic form of payment for the purposes of this Plan. However, the Participant may elect to receive a smaller annuity benefit with continuation of payments to the spouse at a rate of seventy-five percent (75%) or one hundred percent (100%) of the rate payable to a Participant during his lifetime, which alternative joint and survivor annuity shall be equal in value to the automatic joint and 50% survivor annuity. An unmarried Participant shall receive the value of his benefit in the form of a life annuity. Such unmarried Participant, however, may elect in writing to waive the life annuity. The election must comply with the provisions of this Section as if it were an election to waive the joint and survivor annuity by a married Participant, but without the spousal consent requirement. The Participant may elect to have any annuity provided for in this Section distributed upon the attainment of the "earliest retirement age" under the Plan. The "earliest retirement age" is the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

                           (2) Any election to waive the joint and survivor annuity must be made by


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                           the Participant in writing during the election period
                           and be consented to by the Participant's spouse. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if such guardian is the Participant, may give consent. Such election shall designate a Beneficiary (or a form of benefits) that may not be changed without spousal consent (unless the consent of the spouse expressly permits designations by the Participant with the requirement of further consent by the spouse). Such spouse's consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Regulations. The election made by the Participant and consented to by his spouse may be revoked by the Participant in writing without the consent of the spouse at any time during the election period. The number of revocations shall not be limited. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

                           (3) The election period to waive the joint and survivor annuity shall be the 90 day period ending on the "annuity starting date."

                           (4) For purposes of this Section, the "annuity starting date" means the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

                           (5) With regard to the election, the Administrator shall provide to the Participant no less than 30 days and no more than 90 days before the "annuity starting date" a written explanation of:

                                    (i)     the terms and conditions of the
                                            joint and survivor annuity, and

                                    (ii)    the Participant's right to make, and
                                            the effect of, an election to waive
                                            the joint and survivor annuity, and

                                    (iii)   the right of the Participant's
                                            spouse to consent to any election to
                                            waive the joint and survivor
                                            annuity, and

                                    (iv)    the right of the Participant to
                                            revoke such election, and the effect
                                            of such revocation.

                  (b) In the event a married Participant duly elects pursuant to paragraph (a)(2) above not to receive his benefit in the form of a joint and survivor annuity, or if such Participant is not married, in the form of a life annuity, the Administrator, pursuant to the election of the Participant, shall direct the Trustee to distribute to a Participant or his Beneficiary any amount to which he is entitled



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



 under the Plan in one or more of the following methods:

                           (1) One lump-sum payment in cash,

                           (2) Payments over a period certain in monthly, quarterly, semiannual, or annual cash installments. In order to provide such installment payments, the Administrator may (A) segregate the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate or other liquid short-term security or (B) purchase a nontransferable annuity contract for a term certain (with no life contingencies) providing for such payment. The period over which such payment is to be made shall not exceed one hundred twenty (120) months.

                  (c) The present value of a Participant's joint and survivor annuity derived from Employer and Employee contributions, may not be paid without his written consent if the value exceeds, or has ever exceeded, $3,500 at the time of any prior distribution. Further, the spouse of a Participant must consent in writing to any immediate distribution. If the value of the Participant's benefit derived from Employer and Employee contributions, does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution, the Administrator may immediately distribute such benefit without such Participant's consent. No distribution may be made under the preceding sentence after the "annuity starting date" unless the Participant and his spouse consent in writing to such distribution. Any written consent required under this paragraph must be obtained not more than 90 days before commencement of the distribution and shall be made in a manner consistent with Section 6.5(a)2.

                  (d) Any distribution to a Participant who has a benefit which exceeds, or has ever exceeded, $3,500 at the time of any prior distribution shall require such Participant's consent if such distribution commences prior to the later of his Normal Retirement Age or age 62. With regard to this required consent:

                           (1) No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan that would satisfy the notice requirements of Code Section 417.

                           (2) The Participant must be informed of his right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Section 6.5(e).

                           (3) Notice of the rights specified under this paragraph shall be provided no less than 30 days and no more than 90 days before the "annuity starting date".

                           (4) Written consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the "annuity starting date".

                           (5) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

                  (e) Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's benefits made on or after January 1, 1985, whether under the Plan or through the purchase of an annuity contract, shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder (including Regulation 1.401(a)(9)-2), the provisions of which are incorporated herein by reference:

                           (1) A Participant's benefits shall be distributed to him not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the five (5) Plan Year period ending in the calendar year in which he attains age 70 1/2, or, in the case of the Participant who becomes a "five (5) percent owner" during any subsequent Plan Year, clause (ii) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends. Alternatively, if the distribution is to be in the form of a joint and survivor annuity or single life annuity as provided in paragraph (a)(1) above, then distributions must begin no later than the applicable April 1st as determined under the preceding sentence and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated Beneficiary) in accordance with Regulations. Notwithstanding the foregoing, clause (ii) above shall not apply to any Participant unless the Participant had attained age 70 1/2 before January 1, 1988 and was not a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent Plan Year.

                           (2) Distributions to a Participant and his Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code
                           Section 401(a)(9)(G) and the Regulations thereunder.

                           Additionally, for calendar years beginning before 1989, distributions may also be made under an alternative method which provides that the then present value of the payments to be made over the period of the Participant's life expectancy exceeds fifty percent (50%) of the then present value of the total payments to be made to the Participant and his beneficiaries.

                  (f) For purposes of this Section, the life expectancy of a Participant and a Participant's spouse, other than in the case of a life annuity, shall not be redetermined in accordance with Code Section 401(a)(9)(D). Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9.

                  (g) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his retirement benefit paid in an alternative method acceptable under Code
Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

                  (h) All annuity Contracts under this Plan shall be non-transferable when distributed. Furthermore, the terms of any annuity Contract purchased and distributed to a Participant or spouse shall comply with all of the requirements of the Plan.

                  (i) If a distribution is made at a time when a Participant is not fully Vested in his Participant's Account and the Participant may increase the Vested percentage in such account:

                           (1) a separate account shall be established for the Participant's interest in the Plan as of the time of the distribution; and

                           (2) at any relevant time, the Participant's Vested portion of the separate account shall be equal to an amount ("X") determined by the formula:

                                    X equals P(AB plus (R x D)) - (R x D)

                           For purposes of applying the formula: P is the Vested percentage at the relevant time. AB is the account balance at the relevant time, D is the amount of distribution, and R is the ratio of the account balance at the relevant time to the account balance after distribution.

6.6      DISTRIBUTION OF BENEFITS UPON DEATH

                  (a) Unless otherwise elected as provided below, a Vested Participant who dies before the annuity starting date and who has a surviving spouse shall have his death benefit paid to his surviving spouse in the form of a Pre-Retirement Survivor Annuity. The Participant's spouse may direct that payment of the Pre-Retirement Survivor Annuity commence within a reasonable period after the Participant's death. If the spouse does not so direct, payment of such benefit will commence at the time the Participant would have attained the later of his Normal Retirement Age or age 62. However, the spouse may elect a later commencement date. Any distribution to the Participant's spouse shall be subject to the rules specified in Section 6.6(g).

                  (b) Any election to waive the Pre-Retirement Survivor Annuity before the Participant's death must be made by the Participant in writing during the election period and shall require that spouse's irrevocable consent in the same manner provided for in Section 6.5(a)(2). Further, the spouse's consent must acknowledge the specific nonspouse Beneficiary. Notwithstanding the foregoing, the nonspouse Beneficiary need not be acknowledged, provided the consent of the spouse acknowledges that the spouse has the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elects to relinquish such right.

                  (c) The election period to waive the Pre-Retirement Survivor Annuity shall begin on the first day of the Plan Year in which the Participant attains age 35 and end on the date of the Participant's death. An earlier waiver (with spousal consent) may be made provided a written explanation of the Pre-Retirement Survivor Annuity is given to the Participant and such waiver becomes invalid at the beginning of the Plan Year in which the Participant turns age 35. In the event a Vested Participant separates from service prior to the beginning of the election period, the election period shall begin on the date of such separation from service.

                  (d) With regard to the election, the Administrator shall provide each Participant within the applicable period, with respect to such Participant (and consistent with Regulations), a written explanation of the Pre-Retirement Survivor Annuity containing comparable information to that required pursuant to Section 6.5(a)(5). For the purposes of this paragraph, the term "applicable period" means, with respect to a Participant, whichever of the following periods ends last:

                           (1) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

                           (2) A reasonable period after the individual becomes a Participant;

                           (3) A reasonable period ending after the Plan no longer fully subsidizes the cost of the Pre-Retirement Survivor Annuity with respect to the Participant;

                           (4) A reasonable period ending after Code Section 401(a)(11) applies to the Participant; or

                           (5) A reasonable period after separation from service in the case of a Participant who separates before attaining age 35. For this purpose, the Administrator must provide the explanation beginning one year before the separation from service and ending one year after such separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                  For purposes of applying this Section 6.6(d), a reasonable period ending after the enumerated events described in paragraphs (2), (3) and
(4) is the end of the two year period beginning one year prior to the date the applicable event occurs, and ending one year after that date.

                  (e) If the present value of the Pre-Retirement Survivor Annuity derived from Employer and Employee contributions does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution, the Administrator shall direct the immediate distribution of such amount to the Participant's spouse. No distribution may be made under the preceding sentence after the annuity starting date unless the spouse consents in writing. If the value exceeds, or has ever exceeded, $3,500 at the time of any prior distribution, an immediate distribution of the entire amount may be made to the surviving spouse, provided such surviving spouse consents in writing to such distribution. Any written consent required under this paragraph must be obtained not more than 90 days before commencement of the distribution and shall be made in a manner consistent with Section 6.5(a)(2).

                  (f) (1) In the event the death benefit is not paid in the form of a Pre-Retirement Survivor Annuity, it shall be paid to the Participant's Beneficiary by either of the following methods, as elected by the Participant (or if no election has been made prior to the Participant's death, by his Beneficiary), subject to the rules specified in Section 6.6(g):

                                    (i)  One lump-sum payment in cash.

                                    (ii) Payment in monthly, quarterly,
                                    semi-annual, or annual cash installments over a period to be determined by the Participant or his Beneficiary. After periodic installments commence, the Beneficiary shall have right to direct the Trustee to reduce the period over which such periodic installments shall be made, and the Trustee shall adjust the cash amount of such periodic installments accordingly.

                           (2) In the event the death benefit payable pursuant to Section 6.2 is payable in installments, then, upon the death of the Participant, the Administrator may direct the Trustee to segregate the death benefit into a separate account, and the Trustee shall invest such segregated account separately, and the funds accumulated in such account shall be used for the payment of the installments.

                  (g) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant made on or after January 1, 1985, shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder. If the death benefit is paid in the form of a Pre-Retirement Survivor Annuity, then distributions to the Participant's spouse must commence on or before the later of (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained aged 70-1/2. If it is determined pursuant to Regulations that the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section 6.5 as of his date of death. If a Participant dies before he has begun to receive any distributions of his interest under the Plan or before distributions are deemed to have begun pursuant to Regulations and distributions are not to be made in the form of a Pre-Retirement Survivor Annuity, then his death benefit shall be distributed to his Beneficiaries by December 31st of the calendar year in which the fifth anniversary of his date of death occurs.

                  (h) For purposes of this Section, the life expectancy of a Participant and a Participant's spouse may, at the election of the Participant or the Participant's spouse, be redetermined in accordance with Regulations. The election, once made, shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the

Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9.

                  (i) Subject to the spouse's right of consent afforded under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his death benefits paid in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

6.7      TIME OF SEGREGATION OR DISTRIBUTION

         Except as limited by Sections 6.5 and 6.6, whenever the Trustee is to make a distribution or to commence a series of payments on or as of an Anniversary Date, the distribution may be made or begun on such date or as soon thereafter as is practicable, but in no event later than 180 days after the Anniversary Date. However, unless a Former Participant elects in writing to defer the receipt of benefits (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein; (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or (c) the date the Participant terminates his service with the Employer.

6.8      DISTRIBUTION FOR MINOR BENEFICIARY

         In the event a distribution is to be made to a minor, then the Administrator may direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by laws of the state in which said Beneficiary resides. Such a payment to the legal guardian, custodian or parent or a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.


6.9      LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

         In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the later of the Participant's attainment of age 62 or his Normal Retirement Age, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be treated as a Forfeiture pursuant to the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

6.10     PRE-RETIREMENT DISTRIBUTION

         At such time as a Participant shall have attained the age of 55 years, the Administrator, at the election of the Participant, shall direct the Trustee to distribute all or a portion of the Vested amount then credited to the accounts maintained on behalf of the Participant. (However, no distribution from the Participant's Account shall occur prior to 100% vesting.) In the event that the Administrator makes such a distribution, the Participant shall continue to be eligible to participate in the Plan on the same basis as any other Employee. Any distribution made pursuant to this Section shall be made in a manner consistent with Section 6.5, including, but not limited to, all notice and consent requirements of Code Sections 417 and 411(a)(11) and the Regulation thereunder.

         Notwithstanding the above, pre-retirement distributions from a Participant's Elective Account shall not be permitted prior to the Participant attaining age 59 1/2 except as otherwise permitted under the terms of the Plan.

6.11     QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION

         All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not separated from service and has not reached the "earliest retirement age" under the Plan. For the purposes of this Section, "alternate payee," "qualified domestic relations order" and "earliest retirement age' shall have the meaning set forth under Code Section 414(p).

         10. ARTICLE VII, "TRUSTEE," SECTION 7.4(a) SHALL BE DELETED IN ITS ENTIRETY AND THE FOLLOWING SECTION 7.4(a) SHALL BE SUBSTITUTED IN ITS PLACE:

                  (a) The Trustee may, in the Trustee's discretion, make loans to Participants and Beneficiaries under the following circumstances: (1) loans shall be made available to all Participants from their Participant's Elective Accounts and from their Participant's Rollover Accounts, as defined in Section
4.9 hereof, and to their beneficiaries on a reasonably equivalent basis; (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants from their Participant's Elective Accounts and Participant's Rollover Accounts and to their Beneficiaries; (3) loans shall bear a reasonable rate of interest; (4) loans shall be adequately secured; and (5) loans shall provide for repayment over a reasonable period of time.

         11. ARTICLE X, "PARTICIPATING EMPLOYERS," SHALL BE AMENDED BY THE ADDITION OF A NEW SECTION 10.11, "PLAN NAME," TO READ AS FOLLOWS:


10.11  SUBSTITUTION OF PLAN NAME

         When referring to this Plan, Participating Employers may substitute the name of the Participating Employer for the words, "Talon Inc."

         12. EXCEPT AS HEREBY AMENDED, THE PLAN, AS IN EFFECT PRIOR TO THIS AMENDMENT, REMAINS IN FULL FORCE AND EFFECT.

         IN WITNESS WHEREOF, the Employers have caused this amendment to be executed as of the date first written above.

                                 G & L INDUSTRIES, INC.

                                 By: __________________________

                                 Its:__________________________


                                 ALLEN-STEVENS CORP.

                                 By: __________________________

                                 Its:__________________________


                                 HAWTHORNE METAL PRODUCTS COMPANY

                                 By: ___________________________

                                 Its:___________________________


                                 TALON INC.

                                 By: ___________________________

                                 Its:___________________________


                                 TALON DEVELOPMENT GROUP, INC.

                                 By: ___________________________

                                 Its:___________________________


                                 PRES-TOCK, INC.

                                 By: ___________________________

                                 Its:___________________________

                                 THIRD AMENDMENT
                                       TO
                                 THE TALON INC.
                              401(k) PLAN AND TRUST



     This Third Amendment is made as of the 20th day of July, 1993, by G & L Industries, Inc. Allen-Stevens Corp., Hawthorne Metal Products Company, Talon Inc. and Talon Development Group, Inc., all Michigan corporations, and Pres-Tock, Inc., a Washington corporation (the "Employers").

                                   WITNESSETH:


     WHEREAS, effective August 1, 1985, G & L Industries, Inc. adopted the G & L Industries, Inc. 401(k) Plan and Trust (the "Plan"); and


     WHEREAS, Talon Inc., Talon Development Group, Allen-Stevens Corp., Hawthorne Metal Products Company and Pres-Tock, Inc., subsequently adopted the Plan as participating employers; and


     WHEREAS, under the provisions of the Plan, the Employers reserved for themselves the right to amend the Plan; and


     WHEREAS, it is the Employers' desire to amend the Plan.


     NOW, THEREFORE, the Plan is hereby amended effective January 1, 1993 as follows:


               FIRST, a new Section 6.12, " Distributions on or after January 1, 1993 (Model Language of Rev. Proc. 93-12.)" shall be added to Article VI, "Determination and Distribution of Benefits," read as follows:

               6.12 Distributions on or after January 1, 1993 (model language of Rev. Proc. 93-12.)

                    This Article applies to distributions made on or after
               January 1, 1993. Notwithstanding any provisions of the plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                         (a) Eligible rollover distribution: An eligible
                    rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code, and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                         (b) Eligible retirement plan: An eligible retirement
                    plan is an individual retirement account described in
                    section 408(a) of the Code, an individual retirement annuity described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an annuity.

                         (c) Distributee: A distributee includes an employee or
                    former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                         (d) Direct rollover: A direct rollover is a payment by
                    the Plan to the eligible retirement plan specified by the distributee.

     IN WITNESS WHEREOF, the Employers have caused this amendment to be executed as of the date first written above.

                                               G & L INDUSTRIES, INC.

                                               By: _______________________

                                               Its:_______________________


                                               ALLEN-STEVENS CORP.

                                               By: _______________________

                                               Its:_______________________


                                               HAWTHORNE METAL PRODUCTS COMPANY

                                               By: ___________________________

                                               Its:___________________________


                                               TALON INC.

                                               By: ___________________________

                                               Its:___________________________


                                               TALON DEVELOPMENT GROUP, INC.

                                               By: ___________________________

                                               Its:___________________________


                                               PRES-TOCK, INC.

                                               By: ___________________________

                                               Its:___________________________

                                FOURTH AMENDMENT
                                       TO
                                 THE TALON INC.
                              401(k) PLAN AND TRUST



     This Fourth Amendment is made as of the 10th day of November, 1994, by G & L Industries, Inc. Allen-Stevens Corp., Hawthorne Metal Products Company, Talon Inc. and Talon Development Group, Inc. and Pres-Tock, Inc., all Michigan corporations (the "Employers").

                                   WITNESSETH:

     WHEREAS, the Employers sponsor the Plan and, under the provisions of the Plan, reserve for themselves the right to amend the Plan; and

     WHEREAS, it is the Employers' desire to amend the Plan.

     NOW, THEREFORE, the Plan is hereby amended effective January 1, 1994 as follows:

          FIRST, Section 1.8, "Compensation" shall be amended by the addition of three paragraphs (model language of Rev Proc 94-13) to read as follows:

               "In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

               For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the Limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

               If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000."

         SECOND, Article I, "Definitions," shall be amended by the addition of a new Section 1.63, to read as follows:

                    "1.63 "Contributing Employer" means G & L Industries, Inc.
               and any Participating Employer, as defined in Section 10.1."

         THIRD, Subsection 4.1(c) shall be deleted in its entirety and the following subsection 4.1(c) shall be substituted in its place and stead:

                    "A discretionary amount, which amount shall be deemed an
               Employer's Non-Elective Contribution. Each Contributing Employer may contribute to the Plan a separate discretionary amount for their respective employees who are Participants in the Plan, provided that such contributions or benefits do not cause the Plan to discriminate in favor of Highly Compensated Employees, within the meaning of Code Section 401(a)(4) and the regulations thereunder."

         FOURTH, Subsection 4.4(b)(3) shall be deleted in its entirety and the following subsection 4.4(b)(3) shall be substituted in its place and stead:

                    "With respect to the Employer's Non-Elective Contribution
               made pursuant to Section 4.1(c), in the following manner:

                                    (i) A dollar amount equal to 5.7% of the sum of each Participant's total Compensation plus Excess Compensation shall be allocated to each Participant's Account. If any Contributing Employer does not contribute such amount for all of its respective Participants, such Participants will be allocated a share of the Contributing Employer's contribution in the same proportion that each such Participant's total Compensation plus his total Excess Compensation for the Plan Year bears to the total Compensation plus the total Excess Compensation of all Participants employed by such Contributing Employer for that year.

                                    (ii) The balance of each Contributing
                                    Employer's Non-Elective Contribution, over the amount allocated above, if any, shall be allocated to the Participant Account of those Participants who are Employees of such Contributing Employer in the same proportion that each such Participant's total Compensation for the Plan Year bears to the total Compensation of all Participants employed by such Contributing Employer for that year."

                  FIFTH, Section 8.1 "Amendment" shall be amended by the addition of the following subsection 8.1(d):

                           "(d) Amendments to the Plan may be effected by a
                  written resolution in accordance with the established procedure of the Employer's Board of Directors. Any such amendment shall be effective as of such date as the Board of Directors shall determine. The Plan Administrator shall notify all covered Participants of any amendment modifying the substantive terms of the Plan. Such notification shall be in the form of a Summary of Material Modification unless incorporated in an updated Summary Plan Description."

         IN WITNESS WHEREOF, the Employers have caused this amendment to be executed as of the date first written above.

                                                     TALON INC.

                                                     By: _______________________

                                                     Its:_______________________


                                                     G & L INDUSTRIES, INC.

                                                     By: _______________________

                                                     Its:_______________________


                                                     ALLEN-STEVENS CORP.

                                                     By: _______________________

                                                     Its:_______________________

                                              HAWTHORNE METAL PRODUCTS COMPANY

                                              By: ___________________________

                                              Its:___________________________


                                              TALON DEVELOPMENT GROUP, INC.

                                              By: ___________________________

                                              Its:___________________________


                                              PRES-TOCK, INC.

                                              By: ___________________________

                                              Its:___________________________

                                 FIFTH AMENDMENT
                                       TO
                                 THE TALON INC.
                              401(k) PLAN AND TRUST



     This Fifth Amendment is made as of the 15th day of March, 1995, by G & L Industries, Inc. Allen-Stevens Corp., Talon Inc. and Talon Development Group, Inc., Hawthorne Metal Products Company, Pres-Tock, Inc., Reflectolite Products Co., Inc., North American Die Casting Corp., North American Manufacturing Corp. and Talon Automotive Group L.L.C. (the "Employers").

                                   WITNESSETH:

     WHEREAS, the Employers sponsor the Plan and, under the provisions of the Plan, reserve for themselves the right to amend the Plan; and

     WHEREAS, it is the Employers' desire to amend the Plan.

     NOW, THEREFORE, effective March 15, 1995, except as provided herein, the Plan is hereby amended as follows:

     FIRST: Article II, "Top Heavy and Administration," Section 2.3(b) is hereby deleted in its entirety and the following Section 2.3(b) is substituted in its place and stead:

                    (b) The Employer shall establish a "funding policy and
               method," i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act. The Employer shall also provide investment directions ("Investment Directions"), insofar as such Investment Directions are not contrary to the Act, to the Trustee of any trust holding Assets of the Plan if such trust requires Investment Directions for other than Directed Investment Accounts. The Employer or its delegate shall communicate such needs, goals and, if applicable, Investment Directions to the Trustee, who shall coordinate such Plan needs with its investment policy.

     SECOND: Upon the approval of a final accounting to be rendered by the Trustees under the Plan, Article VII, "Trustee," Sections 7.1, 7.2, 7.3, 7.5, 7.6, 7.7, 7.8 and 7.9 are deleted in their entirety;

     THIRD: Article VII, "Trustee," Section 7.4(a) is hereby deleted in its entirety and the following Section 7.4(a) is substituted in its place and stead:

          (a) The Administrator may, in the Administrator's discretion, direct the Trustee of any trust holding Assets of the Plan, to make loans to Participants and Beneficiaries under the following circumstances: (1) loans shall be made available to all Participants from their Participants' Elective Accounts and to their Beneficiaries on a reasonably equivalent basis; (2) loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Participants from their Participants' Elective Accounts and to their Beneficiaries; (3) loans shall bear a reasonable rate of interest; (4) loans shall be adequately secured; and
(5) shall provide for repayment over a reasonable period of time.

     FOURTH: Article IX, "Miscellaneous," Section 9.12 is hereby deleted in its entirety and the following Section 9.12 is substituted in its place and stead:

     9.12 NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY.

          The "named Fiduciaries" of this Plan are (1) the Employer (2) the Administrator, and (3) the Trustee. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan. In general, the Employer shall have the sole responsibility for making the contributions provided for under
     Section 4.1; and shall have the sole authority to appoint and remove the Trustee of any trust and the Administrator; to formulate the Plan's "funding policy and method"; to provide Investment Directions to the Trustee of any trust if Investment Directions are required under such trust, insofar as such Investment Directions are not contrary to the Act; and to amend or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. The Trustee of each trust holding assets of the Plan shall have the sole responsibility of management of the assets held under such Trust, subject to the direction of the Employer, if applicable, as to the assets not held in Directed Investment Accounts and subject to the direction of the Participants as to those assets which are held in Directed Investment Accounts, except those assets, the management of which are assigned to an Investment Manager, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity. In the furtherance of their responsibilities hereunder, the "named Fiduciaries" shall be empowered to interpret the Plan and Trust and to resolve ambiguities, inconsistencies and omissions, which findings shall be binding, final and conclusive.

     IN WITNESS WHEREOF, the Employers have caused this amendment to be executed as of the date first written above.

                                               TALON INC.

                                               By: ___________________________

                                               Its:___________________________


                                               G & L INDUSTRIES, INC.

                                               By: __________________________

                                               Its:__________________________


                                               ALLEN-STEVENS CORP.

                                               By: __________________________

                                               Its:__________________________


                                               HAWTHORNE METAL PRODUCTS COMPANY

                                               By: ___________________________

                                               Its:___________________________


                                               TALON DEVELOPMENT GROUP, INC.

                                               By: ___________________________

                                               Its:___________________________


                                               PRES-TOCK, INC.

                                               By: ___________________________

                                               Its:___________________________

                                              REFLECTOLITE PRODUCTS CO., INC.

                                              By: __________________________

                                              Its:__________________________


                                              NORTH AMERICAN DIE CASTING CORP.

                                              By: ___________________________

                                              Its:___________________________


                                              NORTH AMERICAN MANUFACTURING CORP.

                                              By: ___________________________

                                              Its:___________________________


                                              TALON AUTOMOTIVE GROUP L.L.C.

                                              By: ___________________________

                                              Its:___________________________

                                 SIXTH AMENDMENT
                                       TO
                                 THE TALON INC.
                              401(k) PLAN AND TRUST



     This Sixth Amendment is made as of the 3rd day of April, 1995, by G & L Industries, Inc. Allen-Stevens Corp., Talon LLC, Talon Development Group, Inc., Hawthorne Metal Products Company, Pres-Tock, Inc., Reflectolite Products Co., Inc., North American Die Casting Corp., North American Manufacturing Corp. and Talon Automotive Group L.L.C. (the "Employers").

                                   WITNESSETH:

     WHEREAS, the Employers sponsor the Talon Inc. 401(k) Plan and Trust (the "Plan") and, under the provisions of the Plan, reserve for themselves the right to amend the Plan; and

     WHEREAS, it is the Employers' desire to amend the Plan.

     NOW, THEREFORE, effective April 3, 1995, except as provided herein, the Plan is hereby amended as follows:

     1. ARTICLE II, "DEFINITIONS," SECTION 1.8, "COMPENSATION" SHALL BE AMENDED BY THE ADDITION OF THE FOLLOWING SENTENCE:

     Compensation for any Self-Employed Individual shall be equal to his Earned Income.

     2. ARTICLE II, "DEFINITIONS," SHALL BE AMENDED BY THE ADDITION OF THE FOLLOWING SECTIONS:

                  Section 1.64 "Earned Income" means with respect to a Self-Employed Individual, the net earnings from self-employment in the trade or business with respect to which the Plan is adopted, for which the personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Self-Employed Individual to a qualified Plan to the extent deductible under Code Section 404. Additionally, net earnings shall be determined with regard to the deduction allowed to the Self-Employed Individual by Code Section 164(f).

                  Section 1.65 "Owner Employee" means a partner or member who owns more than 10% of either the capital interest or the profits interest in the Employer and who receives income for personal services from the Employer.

                  Section 1.66 "Self-Employed Individual" means an individual who has Earned Income for the taxable year from the trade or business for which the Plan is adopted, and also, an individual who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year. A Self-Employed Individual shall be treated as an Employee.

     3. ARTICLE VII, "TRUSTEE," SECTION 7.4(b) SHALL BE DELETED AND THE FOLLOWING SECTION 7.4(b) SHALL BE SUBSTITUTED IN ITS PLACE:

                  (b) Loans shall not be made to any Shareholder-Employee or Owner-Employee unless an exemption for such loan is obtained pursuant to Act
Section 408 and further provided that such loan would not be subject to tax pursuant to Code Section 4975.


     IN WITNESS WHEREOF, the Employers have caused this amendment to be executed as of the date first written above.

                                               Talon LLC

                                               By: ___________________________

                                               Its:___________________________


                                               G & L INDUSTRIES, INC.

                                               By: __________________________

                                               Its:__________________________


                                               ALLEN-STEVENS CORP.

                                               By: __________________________

                                               Its:__________________________


                                               HAWTHORNE METAL PRODUCTS COMPANY

                                               By: ___________________________

                                               Its:___________________________

                                              TALON DEVELOPMENT GROUP, INC.

                                              By: ___________________________

                                              Its:___________________________


                                              PRES-TOCK, INC.

                                              By: ___________________________

                                              Its:___________________________


                                              REFLECTOLITE PRODUCTS CO., INC.

                                              By: __________________________

                                              Its:__________________________


                                              NORTH AMERICAN DIE CASTING CORP.

                                              By: ___________________________

                                              Its:___________________________


                                              NORTH AMERICAN MANUFACTURING CORP.

                                              By: ___________________________

                                              Its:___________________________


                                              TALON AUTOMOTIVE GROUP L.L.C.

                                              By: ___________________________

                                              Its:___________________________

                                SEVENTH AMENDMENT
                                       TO
                                 THE TALON INC.
                              401(k) PLAN AND TRUST



         This Seventh Amendment is made as of the 11th day of June, 1996, by G & L Industries, Inc., Allen-Stevens Corp., Talon LLC, Talon Development Group, Inc., Hawthorne Metal Products Company, Pres-Tock, Inc., Reflectolite Products Co., Inc., North American Die Casting Corp., North American Manufacturing Corp. and Talon Automotive Group L.L.C. (the "Employers").

                                 WITNESSETH:

         WHEREAS, the Employers sponsor the Talon Inc. 401(k) Plan and Trust (the "Plan") and, under the provisions of the Plan, reserve for themselves the right to amend the Plan; and

         WHEREAS, it is the Employers' desire to amend the Plan.

         NOW, THEREFORE, effective June 11, 1996, except as provided herein, the Plan is hereby amended as follows:

         1. ARTICLE I, "DEFINITIONS," SECTION 1.44 SHALL BE DELETED IN ITS ENTIRETY AND THE FOLLOWING SECTION 1.44 SHALL BE SUBSTITUTED IN ITS PLACE:

         1.44 "Plan" means this instrument and any amendments thereto; the name of the Plan shall be the Talon LLC 401(k) Plan and Trust.


         2. ARTICLE III, "ELIGIBILITY", SECTION 3.1 IS DELETED IN ITS ENTIRETY AND THE FOLLOWING SECTION 3.1 SHALL BE SUBSTITUTED IN ITS PLACE:

         3.1      CONDITIONS OF ELIGIBILITY

                  (a) Prior to January 1, 1990, any Eligible Employee who has attained age twenty and has completed at least one (1) Hour of Service in each of six (6) calendar months for the Employer or for any member of a group defined in Internal Revenue Code Sections 414(b), (c) or (m) of which the Employer is a part, shall be eligible to participate hereunder; and

                  (b) On and after January 1, 1990, any Eligible Employee who has completed one Year of Service and has attained age twenty and one-half shall be eligible to participate hereunder as of the date he has satisfied such requirements. However, any Employee who was a Participant in the Plan prior to August 1, 1989 shall continue to participate in the Plan; and

                  (c) Effective October 1, 1992, any Eligible Employee who either, (i) makes a rollover contribution pursuant to Section 4.9 or (ii) presents to the Administrator satisfactory evidence that he or she will make a rollover contribution with funds from a distribution which will be made to the Employee in the future, before becoming a Participant pursuant to subsection (b) of this Section 3.1, shall become a Participant, as provided in subsection (c) of Section 3.3. Effective June 11, 1996, this provision shall be of no further effect with respect to Eligible Employees hired on or after such date.

                  (d) Effective June 11, 1996, any Eligible Employee hired on or after June 11, 1996 who makes a rollover contribution before becoming a Participant pursuant to subsection (b) of this Section 3.1, shall become a Participant, as provided in subsection (d) of Section 3.3.

                  (e) The Employer shall give each prospective Eligible Employee written notice of his eligibility to participate in the Plan prior to the close of the Plan Year in which he first becomes an Eligible Employee.

         3. ARTICLE III, "ELIGIBILITY," SECTION 3.3 SHALL BE DELETED IN ITS ENTIRETY AND THE FOLLOWING SECTION 3.3 SHALL BE SUBSTITUTED IN ITS PLACE:

         3.3  EFFECTIVE DATE OF PARTICIPATION

                  (a) Prior to January 1, 1990, an Eligible Employee shall become a Participant effective as of the first day of the Plan Year following his or her satisfaction of the eligibility requirements of Section 3.1(a), provided he or she has not separated from service prior to that date; and

                  (b) On and after January 1, 1990, an employee who becomes an Eligible Employee pursuant to Section 3.1(b) shall become a Participant effective as of the last day of the calendar quarter coinciding with or next following the date on which such Employee met the eligibility requirements of
Section 3.1(b), provided said Employee was still employed as of such date (or if not employed on such date, as of the date of rehire if a 1-Year Break in Service has not occurred); and

                  (c) Effective October 1, 1992, an employee who becomes an Eligible Employee pursuant to Section 3.1(c) shall become a Participant on the first day of the month coinciding with or next following the date on which such Employee met the requirements of subsection (c) of Section 3.1. Effective June 11, 1996, this provision shall be of no further effect with respect to Eligible Employees hired on or after such date.

                  (d) Effective June 11, 1996, an Eligible Employee shall become a Participant on the first day of the month coinciding with or next following the date on which such Employee met the requirements of subsection (d) of
Section 3.1, but only with respect to their rollover contribution.

                  (e) Notwithstanding the foregoing:

                           (1) a Participant in the Allen Stevens Corp. Profit Sharing Retirement Benefit Plan on October 31, 1989 shall become a Participant in this Plan effective November 1, 1989;

                           (2) An Employee of Allen-Stevens Corp. who on October 31, 1989: was not represented in collective bargaining by a union, was at least age 21, and has completed 1,000 Hours of Service during the 12-consecutive month period measured from his employment commencement date or during the Plan Year in which the first anniversary of his employment commencement date fell or any subsequent Plan Year, shall participate in the Plan effective November 1, 1989, provided he is employed by the Employer on that date;

                           (3) A Participant in the Hawthorne Metal Products Company Profit Sharing Plan on December 31, 1989 shall become a Participant in this Plan effective January 1, 1990; and

                           (4) Any employee of Talon Inc. or Talon Development Group, Inc. who was a Participant in the F & M Distributors, Inc. 401(k) Investment Savings Plan on September 30, 1992 shall become a participant in this Plan as of October 1, 1992.

         4. ARTICLE X, "PARTICIPATING EMPLOYERS," SECTION 10.11, "SUBSTITUTION OF PLAN NAME," IS DELETED IN ITS ENTIRETY AND THE FOLLOWING SECTION 10.11 SHALL BE SUBSTITUTED IN ITS PLACE:

10.11  SUBSTITUTION OF PLAN NAME

         When referring to this Plan, Participating Employers may substitute the name of the Participating Employer for the words, "Talon LLC."



         IN WITNESS WHEREOF, the Employers have caused this amendment to be executed as of the date first written above.

                                       TALON LLC

                                       By: ___________________________

                                       Its:___________________________


                                       G & L INDUSTRIES, INC.

                                       By: __________________________

                                       Its:__________________________

                                       ALLEN-STEVENS CORP.

                                       By: __________________________

                                       Its:__________________________


                                       HAWTHORNE METAL PRODUCTS COMPANY

                                       By: ___________________________

                                       Its:___________________________


                                       TALON DEVELOPMENT GROUP, INC.

                                       By: ___________________________

                                       Its:___________________________


                                       PRES-TOCK, INC.

                                       By: ___________________________

                                       Its:___________________________


                                       REFLECTOLITE PRODUCTS CO., INC.

                                       By: __________________________

                                       Its:__________________________


                                       NORTH AMERICAN DIE CASTING CORP.

                                       By: ___________________________

                                       Its:___________________________

                                       NORTH AMERICAN MANUFACTURING CORP.

                                       By: ___________________________

                                       Its:___________________________


                                       TALON AUTOMOTIVE GROUP L.L.C.

                                       By: ___________________________

                                       Its:___________________________

                                EIGHTH AMENDMENT
                                       TO
                                  THE TALON LLC
                              401(k) PLAN AND TRUST




         This Eighth Amendment is made as of the 3rd day of July, 1996, by G & L Industries, Inc., Allen-Stevens Corp., Talon LLC, Talon Development Group, Inc., Hawthorne Metal Products Company, Pres-Tock, Inc., Reflectolite Products Co., Inc., North American Die Casting Corp., North American Manufacturing Corp. and Talon Automotive Group L.L.C. (the
"Employers").


                                   WITNESSETH:


         WHEREAS, the Employers sponsor the Talon LLC 401(k) Plan and Trust (the "Plan") and, under the provisions of the Plan, reserve for themselves the right to amend the Plan; and

         WHEREAS, it is the Employers' desire to amend the Plan.

         NOW, THEREFORE, the Plan is hereby amended effective July 3, 1996 as follows:


         1. ARTICLE I, "DEFINITIONS," SECTION 1.29, "HOUR OF SERVICE," SHALL BE AMENDED BY THE ADDITION OF THE FOLLOWING SENTENCE:

                  Hours of Service credited by ASC Incorporated to employees of ASC Incorporated who were hired by G & L Industries, Inc. on July 3, 1996 shall be recognized for purposes of eligibility and vesting.


         2. ARTICLE I, "DEFINITIONS," SECTION 1.51, "YEAR OF SERVICE," SHALL BE AMENDED BY THE ADDITION OF THE FOLLOWING SENTENCE:

                  Years of Service credited by ASC Incorporated to employees of ASC Incorporated who were hired by G & L Industries, Inc. on July 3, 1996 shall be recognized for purposes of eligibility and vesting.

         IN WITNESS WHEREOF, the Employers have caused this amendment to be executed as of the date first written above.

                                     TALON LLC

                                     By: ___________________________

                                     Its:___________________________


                                     G & L INDUSTRIES, INC.

                                     By: __________________________

                                     Its:__________________________


                                     ALLEN-STEVENS CORP.

                                     By: __________________________

                                     Its:__________________________


                                     HAWTHORNE METAL PRODUCTS COMPANY

                                     By: ___________________________

                                     Its:___________________________


                                     TALON DEVELOPMENT GROUP, INC.

                                     By: ___________________________

                                     Its:___________________________


                                     PRES-TOCK, INC.

                                     By: ___________________________

                                     Its:___________________________


                                     REFLECTOLITE PRODUCTS CO., INC.

                                     By: __________________________

                                     Its:__________________________

                                     NORTH AMERICAN DIE CASTING CORP.

                                     By: ___________________________

                                     Its:___________________________


                                     NORTH AMERICAN MANUFACTURING CORP.

                                     By: ___________________________

                                     Its:___________________________


                                     TALON AUTOMOTIVE GROUP L.L.C.

                                     By: ___________________________

                                     Its:___________________________

                                 NINTH AMENDMENT
                                       TO
                                  THE TALON LLC
                              401(k) PLAN AND TRUST




         This Ninth Amendment is made as of the 30th day of September, 1996, by G & L Industries, Inc., Allen-Stevens Corp., Talon LLC, Talon Development Group, Inc., Hawthorne Metal Products Company, Pres-Tock, Inc., Reflectolite Products Co., Inc., North American Die Casting Corp., NADC Leasing, Inc. and Talon Automotive Group L.L.C. (the "Employers").


                                   WITNESSETH:


         WHEREAS, the Employers sponsor the Talon LLC 401(k) Plan and Trust (the "Plan") and, under the provisions of the Plan, reserve for themselves the right to amend the Plan; and

         WHEREAS, it is the Employers' desire to amend the Plan.

         NOW, THEREFORE, the Plan is hereby amended effective September 30, 1996 as follows:


         1. ARTICLE I, "DEFINITIONS," SECTION 1.29, "HOUR OF SERVICE," SHALL BE AMENDED BY THE ADDITION OF THE FOLLOWING SENTENCE:

                  Hours of Service credited by J & R Manufacturing, Inc. to employees of J & R Manufacturing, Inc. who were hired by JR Acquisition Inc. (now known as J & R Manufacturing Inc.) on September 30, 1996 shall be recognized for purposes of eligibility and vesting.


         2. ARTICLE I, "DEFINITIONS," SECTION 1.51, "YEAR OF SERVICE," SHALL BE AMENDED BY THE ADDITION OF THE FOLLOWING SENTENCE:

                  Years of Service credited by J & R Manufacturing, Inc. to employees of J & R Manufacturing, Inc. who were hired by JR Acquisition Inc. (now known as J & R Manufacturing Inc.) on September 30, 1996 shall be recognized for purposes of eligibility and vesting.

         IN WITNESS WHEREOF, the Employers have caused this amendment to be executed as of the date first written above.

                                   TALON LLC

                                   By: ___________________________

                                   Its:___________________________


                                   G & L INDUSTRIES, INC.

                                   By: __________________________

                                   Its:__________________________


                                   ALLEN-STEVENS CORP.

                                   By: __________________________

                                   Its:__________________________


                                   HAWTHORNE METAL PRODUCTS COMPANY

                                   By: ___________________________

                                   Its:___________________________


                                   TALON DEVELOPMENT GROUP, INC.

                                   By: ___________________________

                                   Its:___________________________


                                   PRES-TOCK, INC.

                                   By: ___________________________

                                   Its:___________________________

                                   REFLECTOLITE PRODUCTS CO., INC.

                                   By: __________________________

                                   Its:__________________________


                                   NORTH AMERICAN DIE CASTING CORP.

                                   By: ___________________________

                                   Its:___________________________


                                   NADC LEASING INC.

                                   By: ___________________________

                                   Its:___________________________


                                   TALON AUTOMOTIVE GROUP L.L.C.

                                   By: ___________________________

                                   Its:___________________________